Related-Party Transactions - Summary of Net Transactions in Equity Account Activity (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 01, 2012	Jan. 02, 2011
Related Party Transaction [Line Items]
Transactions with related parties	$ (54,057)	$ (179,182)
S&F [Member]
Related Party Transaction [Line Items]
Transactions with related parties	(54,057)	(179,182)
Centralized cash management	40,111	172,232
Income taxes	1,214	817
Total	$ (12,732)	$ (6,133)